UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2010

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42, rue Saint-Dominique, Paris, France 75007

5599 San Felipe, 17th Floor, Houston, Texas 77056

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The Third-Quarter 2010 Results Press Release furnished as Exhibit 99.1 hereto and the Third-Quarter 2010 Results — Supplemental Information furnished as Exhibit 99.2 hereto, were posted on the Schlumberger internet website (www.slb.com/ir) on October 22, 2010. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

In addition to financial results determined in accordance with generally accepted accounting principles (GAAP) that are included in the attached Third-Quarter 2010 Results Press Release and the Third-Quarter 2010 Results — Supplemental Information, these documents also include the following non-GAAP financial measures (as defined under Regulation G of the Securities Exchange Act of 1934):

•

Net Debt: Net Debt represents gross debt less cash, short-term investments and fixed income investments, held to maturity. Management believes that Net Debt provides useful information regarding the level of Schlumberger’s indebtedness by reflecting cash and investments that could be used to repay debt.

•

Net income attributable to Schlumberger, excluding charges and credits; diluted earnings per share, excluding charges and credits; pretax return on sales, excluding charges and credits; after-tax return on sales, excluding charges and credits; and effective tax rate, excluding charges and credits: Management believes that the exclusion of charges from the foregoing financial measures enables it to evaluate more effectively Schlumberger’s operations period over period and to identify operating trends that could otherwise be masked by the excluded items.

The foregoing non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, total debt, cash flows or other measures of financial performance prepared in accordance with GAAP as more fully discussed in Schlumberger’s financial statements and filings with the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure.

On October 22, 2010, Schlumberger issued a press release, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Also, see Item 2.02, “Results of Operations and Financial Condition.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed below are furnished pursuant to Item 9.01 of this Form 8-K.

99.1	Third-Quarter 2010 Results Press Release dated October 22, 2010.

99.2	Third-Quarter 2010 Results — Supplemental Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Howard Guild
Howard Guild Chief Accounting Officer

Date: October 22, 2010